Exhibit [●]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS
BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT
TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTH AMENDMENT TO THE AMENDED AND RESTATED MANUFACTURING AND SERVICES AGREEMENT
    This Sixth Amendment to the Amended and Restated Manufacturing and Services Agreement (the “Sixth Amendment”) is made as of 2/23/2023 (the “Sixth Amendment Effective Date”) by and between Paratek Pharmaceuticals, Inc., a Delaware corporation with a principal business address at 1000 First Avenue, Suite 200, King of Prussia, PA 19406 (“Paratek”) and CIPAN ̵̶ Companhia Industrial Produtora de Antibióticos, S.A., a corporation organized and existing under the laws of Portugal with an address at Rua da Estação, no42, 2600-726 Castanheira do Ribatejo, Portugal (“CIPAN” and together with Paratek, the “Parties”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.
    WHEREAS, Paratek and CIPAN are parties to that certain Amended and Restated Manufacturing and Services Agreement, dated April 18, 2018, as amended by the First Amendment, dated as of February 18, 2019, the Second Amendment, dated as of December 20, 2019, the Third Amendment, dated as of July 28, 2020, the Fourth Amendment, dated as of December 16, 2020 and the Fifth Amendment, dated as of January 11, 2022 (the “Agreement”); and
    WHEREAS, the Parties now desire to amend the Agreement as set forth in this Sixth Amendment.
    NOW THEREFORE, the Parties agree as follows:
1.Sixth Amendment to the Agreement. The Agreement is amended and modified as follows:

a.The first sentence of Section 8.2.1 is hereby amended and restated in its entirety as follows:

8.2.1    The Supply Price for each Product for [***] and each Calendar Year thereafter shall be adjusted by mutual agreement of the Parties at least [***] prior to the beginning of such Calendar Year, such adjustment to reflect: [***]

b.Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

2.General Provisions. Unless specifically modified or changed by the terms of the Sixth Amendment, all terms and conditions of the Agreement and the Quality Agreement, between the Parties, dated as of May 31, 2022 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Sixth Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Sixth Amendment shall control. This Sixth Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters. This Sixth Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. This Sixth Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of the [***], without regard to the conflict of laws principles thereof.

IN WITNESS WHEREOF, each Party has caused this Sixth Amendment to be executed by its duly authorized representatives as of the Sixth Amendment Effective Date.

PARATEK PHARMACEUTICALS, INC.

By: /s/ Randy Brenner
Name: Randy Brenner
Title: Chief Development and Regulatory Officer

CIPAN COMPANHIA INDUSTRIAL PRODUTORA DE ANTIBIÓTICOS, S.A.

By: /s/ Daniel Rivero
Name: Daniel Rivero
Title: Industrial Director

EXHIBIT A

Prices

I. [***]

[***]

II. [***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]